SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 April 23, 1999


                                  FUNDTECH LTD.
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             (Exact Name of Registrant as Specified in its Charter)


    ISRAEL                           0-29634                   NOT APPLICABLE
---------------             ------------------------      ----------------------
(State or other             (Commission File Number)         (I.R.S. Employer
Jurisdiction of                                           Identification Number)
Incorporation)


             BEIT HABONIM, 2 HABONIM STREET, RAMAT GAN, ISRAEL 52462
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               (Address of Principal Executive Offices) (Zip Code)



                               011-972-3-575-2750
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

Filed herewith is a copy of the press release of Fundtech Ltd. ("Fundtech"), dated April 23, 1999, announcing Fundtech's financial results for the first quarter of 1999, which includes unaudited consolidated statements of operations for the three months ended March 31, 1999 and March 31, 1998, and unaudited consolidated balance sheets as of March 31, 1999 and December 31, 1998, for Fundtech and its subsidiaries. All normal recurring adjustments that are, in the opinion of Fundtech's management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of Fundtech's business is such that the results for any interim period are not necessarily indicative of the results for a full year.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

99.1     Press Release, dated April 23, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  April 23, 1999

                                       FUNDTECH LTD.

                                       By: /s/ Reuven Ben-Menachem
                                           -----------------------------------
                                           Name: Reuven Ben-Menachem
                                           Title: President and
                                                  Chief Executive Officer

                                  EXHIBIT INDEX




Exhibit No.                   Description
-----------                   -----------

   99.1           Press Release, dated April 23, 1999.